LORD ABBETT MID CAP VALUE FUND

Supplement dated February 9, 2009 to the

Statements of Additional Information dated May 1, 2008

(Class A, B, C, F, I, P, R2, and R3 Shares)

1.              Effective February 17, 2009, the following replaces the subsection titled “Investment Advisory and Other Services  –  Investment Managers” in the Statements of Additional Information:

Portfolio Managers

As stated in the prospectus, the Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of research analysts who provide company, industry, sector and macroeconomic research and analysis.

The investment management team is headed by Robert P. Fetch. Assisting Mr. Fetch is Jeff Diamond.  Messrs. Fetch and Diamond are jointly and primarily responsible for the day-to-day management of the Fund.

The following table indicates for the Fund as of December 31, 2008: (1) the number of other accounts managed by each portfolio manager who is primarily and/or jointly responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total assets in such accounts managed within each category.  For each of the categories, a footnote to the table also provides the number of accounts and the total assets in the accounts with respect to which the management fee is based on the performance of the account.  Included in the Registered Investment Companies or mutual funds category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies.  The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles.  Lord Abbett does not manage any hedge funds.  The Other Accounts category encompasses Retirement and Benefit Plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by Financial Intermediaries unaffiliated with Lord Abbett.  (The data shown below are approximate.)

Other Accounts Managed (# and Total Assets +)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mid Cap Value Fund	Robert P. Fetch	12 / $7,250.8	3 / $313.4	700/ $1,902.1(a)
	Jeff Diamond	8 / $1,444.6	0 / $0.0	962 / $470.7

+     Total assets are in millions.

(a)   Included in the number of accounts and total assets are 3 accounts with respect to which the management fee is based on the performance of the account; such accounts total approximately $410.9 million in total assets.

2.              Effective February 17, 2009, the following subsection replaces the subsection titled “Investment Advisory and Other Services – Holdings of Investment Managers” in the Statements of Additional Information:

Holdings of Portfolio Managers

The following table indicates for each Fund the dollar range of shares beneficially owned by each portfolio manager who is jointly and primarily responsible for the day-to-day management of the Fund, as of February 2, 2009.  This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Funds
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Mid Cap Value Fund	Robert P. Fetch			X
	Jeff Diamond					X

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